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                                                                   EXHIBIT 99.1

                      GENERAL TERMS AND CONDITIONS FOR THE
                          PURCHASE OF CAPITAL EQUIPMENT

DATE:        12/02/04
EQUIPMENT:   LECTEC CORPORATION:  PATCH MANUFACTURING AND PACKAGING EQUIPMENT

1.   COMPLETE AGREEMENT.
     These Terms and Conditions for the Purchase of Capital Equipment set forth on Exhibit A attached hereto and made a part hereof ("Terms and Conditions") constitute the Complete and Final Agreement (the "Agreement") of the Novartis Consumer Health Inc. ("Buyer") and LecTec Corporation ("Seller"), and all prior negotiations, proposal and writings pertaining to the "Agreement" or the subject matter thereof, are superseded hereby. All headings and numberings contained in these terms and conditions are for convenience of reference only.

2.   SCOPE OF WORK.
     Except as expressly stated otherwise in the Agreement, Seller is responsible for (i) providing Buyer the Equipment listed on Exhibit "A" attached. This commitment includes granting access to all facilities and utilities required to remove said Equipment from Sellers facility on a schedule as agreed to by both Buyer and Seller. Agreement does not require Seller to install the Equipment at Buyer's facility.

3.   TAXES.
     Any tax imposed on Seller by any federal, state, local or other legal government taxing authority which arises out of or is based upon the sale of the Equipment (for greater certainty, excluding and excepting any taxes based on Seller's income), whether characterized as present or future sales, use, excise, value added, or other similar tax applicable to the price, sale or delivery of any products or services furnished hereunder or to their use by Seller or Buyer will be for Buyer's account and will be quoted as separate itemized charges. In addition to the Contract Price specified herein, Buyer shall pay the gross amount of any such present or future sales, use, excise, value added, or other similar tax; or Buyer shall furnish Seller with evidence of an acceptable exemption to the taxing authorities.

4.   CONTRACT PRICE, DELIVERY AND REMOVAL.
     Buyer shall pay Seller the Contract Price identified on Exhibit "A" as full consideration for Equipment purchased by this Agreement. The Contract Price is based upon Buyer taking delivery of the Equipment at Seller's facility which shall be deemed to have occurred when Buyer's representatives or employees begin dismantling the Equipment in preparation for shipment (Delivery). All cost associated with the dismantling of the Equipment and preparation of the Equipment for shipment, shipment of the Equipment, including freight costs and charges, and restoration of Seller's facility to applicable local codes and the repair of any damage to the Seller's facility shall be borne by the Buyer.Seller must take Delivery (as defined above) of the Equipment no later than December 20, 2004 and the Equipment must be completely removed from Seller's facility no later than December 30, 2004 (Removal).

     The Contract Price referred to in Exhibit "A" is stated in U.S. dollars.

5.   PAYMENT TERMS.
     Payments shall be made upon Buyer's receipt of a correct invoice as follows: 50% down payment upon execution of this Agreement and 50% payment within ten (10) days of Equipment Delivery to Buyer at Seller's facility (as defined above in Section 4) but, in any case, no later than December 30, 2004. All Payments are due net upon receipt of invoice. The Acceptance of any payment by the Seller shall constitute a release of Buyer from any other liability, except retainage, due to any reasons arising or incurred prior to the date of the invoice to which the payment relates. Acceptance of final payment by Seller constitutes a general release of Buyer. If Seller chooses not to release Buyer from any liabilities by not accepting payment, Seller agrees to return payment in entirety with a written affidavit of an officer of Seller listing every issue Seller is contesting.

6.   PRE-ACCEPTANCE AND ACCEPTANCE
     Seller has and will continue to supply Buyer all reasonable production, function and quality control test reports as Buyer may request from time to time concerning the Equipment. Seller has and will continue to grant Buyer the right to enter Seller's premises at any reasonable time to make an inspection and examination of the Equipment. Seller has and will continue to reasonably fully cooperate with Buyer in such inspections.


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7.   SELLER'S WARRANTIES.
     Seller warrants that the Equipment and Seller Services (i) will be free and clear of all liens, claims or encumbrances arising or resulting from the acts or omissions of Seller or anyone claiming by or through Seller, (ii) will not be less than merchantable and fit for the particular purpose(s) known by or disclosed to Seller as applicable thereto, and (iii) shall be mechanically and electrically functional for production purposes upon delivery to Buyer as defined above in Section 4. Seller further warrants that (i) it is a corporation duly organized, existing and in good standing under the laws of the State of Minnesota, with full right, power and authority to enter into this Agreement, (ii) the execution, delivery and performance of this Agreement does not conflict with, violate or breach any agreement to which Seller is a party, or Seller's Certificate of Incorporation or Bylaws, and (iii) this Agreement has been duly executed and delivered by Seller and is a legal, valid and binding obligation enforceable against Seller in accordance with its terms, and does not require approval of Seller's shareholders. Seller shall defend, indemnify and hold Buyer (including all officers, directors, employees, Affiliates and agents of Buyer) harmless against any and all claims, damages, expenses, attorneys' fees, settlement amounts, and judgments arising out of any breach of this Agreement by Supplier including any Warranty contained herein.

8.   INSURANCE.
     Seller and its subcontractors shall maintain Commercial General Liability Insurance, including coverage for products liability and completed operations arising out of or related to the Equipment or Seller's performance under this Agreement, with a per occurrence limit of not less than $2,000,000, and a general aggregate of not less than $5,000,000.

     Seller's insurance shall be primary and non-contributing to any other insurance that may apply. Seller will furnish certificates of insurance to Buyer at the time the Agreement is issued by Buyer. The insurance policies will provide for cancellation only after thirty (30) days prior written notice to Buyer. Buyer's failure to require or demand any evidence of insurance does not constitute a waiver of any requirement for Seller to obtain insurance, nor does it limit Seller's other obligations.

     Buyer and its subcontractors shall maintain Commercial General Liability Insurance including coverage for its operations arising out of or related to the Equipment or Buyer's performance under this Agreement, with a per occurrence limit of not less than $2,000,000, and a general aggregate of not less than $5,000,000. Buyer's insurance shall be primary and non--contributing to any other insurance that may apply.


9.   DOCUMENTATION
     Seller will provide Buyer at no additional cost to Buyer all documentation in its possession associated with the purchased Equipment per Attachment "A" including, but not limited to, (i) Equipment operation, maintenance, and training manuals, (ii) Technical and mechanical specifications relating to the Equipment, including layouts, diagrams and software, (iii) Equipment maintenance, operating and cleaning logs, (iv) Line batch tickets, operating and cleaning procedures and (v) Validation and investigation documentation. Any and all Documentation provide to Buyer shall be written in English. Seller further agrees, at its own cost and expense, to ensure that any Documentation provided to Buyer accurately reflects the description, design, specifications, etc. of the Equipment as of Delivery to Buyer.


10.  CONFIDENTIALITY AND TRADE SECRETS, AND KNOW-HOW.
     Seller will at no time directly or indirectly reproduce, disclose, advertise, publish or otherwise make known any information, design, specification, idea, concept, plan, copy, formula, drawing, process, procedure, performance characteristics or other confidential information which has been or will be disclosed to Seller in connection with the Equipment or of Buyer's evaluation, study, design, production, testing, installation or performance of the Equipment or its usage, or received by Seller in performing this Agreement (collectively, the "Information"). Seller will not use any of Buyer's Information, which is disclosed to or in possession, or control of Seller, except in performing this Agreement, unless in compliance with written instruction of Buyer. Upon Buyer's request, Seller may execute a separate confidentiality/non-disclosure or development agreement, which shall be incorporated into this Agreement by this reference.

11.  SPARE PARTS.
     Seller to provide to Buyer any and all spare parts currently in the possession of the Seller for the Equipment identified in Attachment "A".


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12.  SOFTWARE.
     Seller to provide Buyer any and all software in its possession associated with the Equipment as identified in Attachment "A" including, but not limited to: (i) Software copies and archived software versions, (ii) Software updates that have been procured but are yet to be installed on the Equipment, (iii) Hard copy printouts of all programs and (iv) any history documentation associated with the software provided on the Equipment.

13.  FEDERAL CONTRACTOR.
     Seller acknowledges that the Buyer serves from time to time as a subcontractor for the United States government. In those cases Seller shall comply with the federal laws regulations and rules applicable to subcontractors of government contractors including but not limited to those relating to equal employment opportunity and affirmative action in the employment of minorities (Executive Agreement 11246), women (Executive Agreement 11375) the handicapped (29 USC 793), and certain veterans (36 USC
     2012), and contracting with women-owned or small and disadvantaged business concerns. Where applicable, Seller certifies that it maintains no segregated employee facilities as provided in 41 CFR 60-I8 and that it is not debarred from being awarded federal or federally assisted contracts.

14.  ARBITRATION.
     The parties agree to submit all disputes between them arising out of or related to this Agreement or the breach, alleged breach or interpretation thereof to binding arbitration. Within thirty (30) days after either party has notified the other in writing that it is submitting a dispute to arbitration, one arbitrator shall be selected under the then current rules of the American Arbitration Association ("AAA") pertaining to commercial disputes. The arbitration shall be conducted in accordance with the Commercial Arbitration rules of the AAA except AAA shall not have authority to make any award for damages excluded herein. The arbitration award shall be by a written decision and shall be final and binding, and enforceable by any court of competent jurisdiction.


15.  MISCELLANEOUS.
     All agreements contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the parties whether so expressed or not, except that Seller shall have no right to assign its rights or any interest herein without the prior consent of Buyer. No amendment, modification, termination or waiver of any provision of this Agreement will be effective unless in writing and signed by both parties, and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given. In performing its obligations, Seller is and will be deemed to be an independent contractor and not an agent or employee of Buyer. This Agreement shall be governed under the laws of the State of Minnesota. If any provision provided in this Agreement is or becomes invalid or unenforceable under any law of mandatory application, the parties agree that such provision will be deemed severed and omitted from the Agreement and the remainder of this Agreement will remain in full force and effect.

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LECTEC CORPORATION                                           NOVARTIS CONSUMER HEALTH, INC.

By:____/s/  Timothy P. Fitzgerald_________                   By:____/s/  Ivan R. Marti_______________

Name:____ Timothy P. Fitzgerald___________                   Name:____ Ivan R. Marti_________________

Title:_____ CEO, President________________                   Title:_____ VP Supply Chain and Mfg_____

Date:_____ 7 December 2004_______________                   Date:_____ 12/3/04______________________

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                           Exhibit A                          LecTec Corporation

Machinery and Equipment -- Hydrogel Coating

                                                                                                                      Appraised
     Description                                                                                                  Fair Market Value
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
18" width capacity Tech-Mach hydrogel coating line with:                                                              $100,000
  dual web in-feed stations (2 spindles each) with magnetic tension controls
  Fife web steering unit -- in-feed
  ten (10) foot radiant heat pivoting overhead oven section with 4 zone set point controllers and feed-back sensors
  web speed controls with dual readouts
  vacuum pull roll system with EZ Trac tension control and readout (includes vacuum pump)
  six (6) foot inspection tunnel with swing up polycarbonate doors dual spindle take-up winder with Fife steering control
  portable hydraulic lift for coated roll unloading
  top liner feeding station (2 spindle) with magnetic tension controls and web steering unit
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Two (2)Acrison powder feeders on portable (movable) frames with Fenner M drive controllers (1 ea Model 402-200-175-1057-DD, SN 96311-01;1 ea Model 105Z-E, SN
84353-01), 5 wand vacuum extraction powder delivery system and Dynequip HCA
controller with three Swoot control units                                                                             $ 21,000
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Two (2) Readco twin screw continuous mixing processor heads on portable frames                                        $165,000
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Liquid mass flow pumping and control station containing four (4) Fisher Control coriolis effect sensors, three (3) precision gear pumps and one (1) dual head
peristaltic pump - all with Fenner M drive controllers                                                                $ 17,500
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Mixing Equipment                                                                                                      $  5,200
  Two (2) flat bottom tank stands w/ Lightnin(R)mixers and floor scales for 100 gal plastic tanks
  One (1) cone bottom tank stand w/ Lightnin(R)mixer and floor scale for 55 gal plastic tank
  One (1) cone bottom tank stand w/ Lightnin(R)mixer and floor scale for 360 gal plastic tank
  Six (6) plastic mixing tanks, 1-55 gal, 4-100 gal., 1 360 gal
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One (1) group of equipment consisting of 1 each Alumalift elevating platform with calibration scale, 1 each Landa pressure washer, 2 each Lightning mixers, 1
each Presto hydraulic lift (for Adhesive tank)                                                                        $ 14,800
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                         Total Hydrogel Coating Machinery and Equipment                                               $323,500

Machinery and Equipment -- Therapeutic Converting


                                                                                                                      Appraised
     Description                                                                                                  Fair Market Value
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
Delta Mod-Tech Model MOD-GNL-18, 3-5-6 lane capacity Converter / Packager                                             $400,000
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TM Electronics BT-1000 Burst Tester with controller and readout display                                                $9,600
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                   Total Therapeutic Converting Machinery and Equipment                                               $409,600

      Total All Above                                                                                                 $733,100
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